EXHIBIT 10.5



Massachusetts Department of Environmental Protection BWSC-104
Bureau of Waste Site Cleanup

RESPONSE ACTION OUTCOME (RAO) STATEMENT &
DOWNGRADIENT PROPERTY STATUS TRANSMITTAL FORM

Release Tracking Number 3-2117

Pursuant to 310 CMR 40.0180 (Subpart B), 40.0580 (Subpart E) &
40.1056 (Subpart J)

A.   SITE OR DOWNGRADIENT PROPERTY LOCATION:

Site Name: (optional) 580 Winter Street
Street: 580 Winter Street
City/Town: Waltham   Zip Code: 02154

/  /     Check here if this Site location is Tier Classified.  if
a Tier 1 Permit has been issued, state the Permit Number:

Related Release Tracking Numbers that this Form Addresses:

If submitting an RAO Statement, you must document the location of the Site or the location and boundaries of the Disposal Site subject to this Statement. If submitting an RAO Statement for a PORTION of a Disposal Site, you must document the location and boundaries for both the portion subject to this submittal and, to the extent defined, the entire Disposal Site. If submitting a Downgradient Property Status Submittal, you must provide a site plan of the property subject to the submittal and, to the extent defined, the Disposal Site.

B.   THIS FORM IS BEING USED TO:  (check all that apply)

/ X /     Submit a Response Action Outcome (RAO) Statement
(complete Sections A,B,C,D,E,F,H,I,J, and L).

     /   /     Check here if this is a revised RAO Statement.
Date of Prior Submittal:

     / / Check here if any Response Actions remain to be taken to address conditions associates with any of the Releases whose Release Tracking Numbers are listed above. This RAO Statement will record only an RAO-Partial Statement for those Release Tracking Numbers.
Specify Affected Release Tracking Numbers:

/ / Submit an optional Phase I Completion Statement supporting an RAO Statement or Downgradient Property Status Submittal
(complete Sections A,B,H,I,J, and L).

/  / Submit a Downgradient Property Status Submittal (complete
Sections A,B,G,H,I,J and K).

     /  / Check here if this is a revised Downgradient Property
Status Submittal.  Date of prior Submittal:

/  / Submit a Termination of a Downgradient Property Status
Submittal (complete Sections A,B,I, J and L).

/ / Submit a Periodic Review Opinion evaluating the status of a Temporary Solution (complete Sections A, B, H, I, J and L).

     Specify one:  / / For a Class C RAO     / / For a Waive
Completion Statement     indicating a Temporary Solution

     Provide Submittal Date of RAO Statement or Waiver Completion
Statement:

You must attach all supporting documentation required for each use of form indicated, including copies of any legal Notices and Notices to Public Officials required by 310 CMR 40.1400.

C.   DESCRIPTION OF RESPONSE ACTIONS:  (check all that apply)

/     /   Assessment and/or Monitoring Only

/    /    Removal of Contaminated Soils

     /    /  Re-use, Recycling or Treatment

          /    / On site /    /    Off Site     Est. Vol.:
     cubic yards

     /    / Landfill     /    / Cover   /    / Disposal    Est.
Vol:      cubic yards

/   /      Removal of Drums, Tanks or Containers

     Describe:

/    /    Removal of Other Contaminated Media

     Specify Type and Volume:

/    /    Other Response Actions

     Describe:

/    /    Deployment of Absorbant or Contaminant Materials
/   /     Temporary Covers or Caps
/   /     Bioremediation
/   /     Soil Vapor Extraction
/    /    Structure Venting System
/    /    Product or NAPL Recovery
/    /    Groundwater Treatment Systems
/    /    Air Sparging
/    /    Temporary Water Supplies
/   /     Temporary Evacuation or Relocation of Residents
/   /     Fencing and Sign Posting

/    /    Check here if any Response Action(s) that serve as the
basis for this RAO Statement involve the use of Innovative
Technologies (DEP is interested in using this information to create an Innovative Technologies Clearinghouse).

     Describe Technologies:

D. TRANSPORT OF REMEDIATION WASTE: (if remediation waste was sent to an off-site facility, answer the following questions)

Name of Facility:  NOT APPLICABLE
Town and State:
Quantity of Remediation Waste Transported to Date:

E.   RESPONSE ACTION OUTCOME CLASS:

Specify the Class of Response Action Outcome that applies to the Site or Disposal Site. Select ONLY one Class:

/    /    Class A-1 RAO: Specify one of the following
     /   /  Contamination has been reduced to background levels
      /   / A Threat of Release has been eliminated

/    /    Class A-2 RAO:  You MUST provide justification that
reducing contamination to background levels is infeasible.

/    /    Class A-3 RAO:  You MUST provide both an implemented
Activity and Use Limitation (AUL) and justification that reducing contamination to background levels is infeasible. If applicable, provide the earlier of the AUL expiration date or date the design life of the remedy will end:

/ X /     Class B-1 RAO:  Specify one of the following:

     /    /  Contamination is consistent with background levels
     / X/  Contamination is NOT consistent with background levels

/    /    Class B-2 RAO:  You MUST provide an implemented AUL.
If applicable, provide the AUL expiration date:

/    /    Class C RAO    /    /  Check here if you will conduct
post-RAO Operation, Maintenance and Monitoring at the Site.

     Specify One:   /    / Passive Operation and Maintenance   /
 /  Monitoring Only
               /   /  Action Operation and Maintenance (defined
at 310 CMR 40.0006)

F.   RESPONSE ACTION OUTCOME INFORMATION:

/  X  /   If an RAO Compliance Fee is required, check here to
certify that the fee has been submitted. You MUST attach a photocopy of the payment.

/    /    Check here if submitting one or more AULs.  You must
attach an AUL Transmittal Form (BWSC-113) and a copy of each implemented AUL related to this RAO Statement. Specify the type of AUL(s) below: (required for all Class A-3 RAOs and Class B-2
RAOs)

     /   / Notice of Activity and Use Limitation
     /  /  Grant of Environmental Restriction
     Number of AULs attached:

Specify the Risk Characterization Method(s) used to achieve the RAO described above and all Soil and Groundwater Categories applicable to the Site.

More than one Soil Category and more than one Groundwater
Category may apply at a Site. Be sure to check off all APPLICABLE categories, even if more stringent soil and groundwater standards were met.

Risk Characterization Method(s) Used:  / X /  Method 1
     /   / Method 2    /    / Method 3

Soil Category(ies) Applicable:  /    / S-1     /    / S-2
  /   / S-3

Groundwater Category(ies) Applicable:  /  / GW-1  / X / GW-2   / X / GW-3

> When submitting any Class A-1 RAO or Class B-1 RAO where contamination is consistent with background levels, do NOT specify a Risk Characterization Method.

> When submitting any Class A-2 RAO or a Class B-1 RAO where contamination is NOT consistent with background levels, you cannot use an AUL to maintain a level of no significant risk. Therefore, you must meet S-1 Soil Standards, if using Risk Characterization Method 1.

G.   DOWNGRADIENT PROPERTY STATUS SUBMITTAL:

/   /     If a Downgradient Property Status Submittal Compliance
Fee is required, check here to certify that the fee has been submitted. You MUST attach a photocopy of the payment.

/   /     Check here if a Release(s) of Oil or Hazardous
Material(s), other than that which is the subject of this submittal, has occurred at this property. Release Tracking
Number(s) :

/    /    Check here if the Releases identified above require
further Response Actions pursuant to 310 CMR.40.0000.

Required documentation for a Downgradient Property Status
Submittal included, but is not limited to, copies of notices provided to owners and operators of both upgradient and downgradient abutting properties and of any known or suspected source properties.

H.   LSP OPINION:

I attest under the pains and penalties of perjury that I have personally examined and am familiar with this transmittal form, including any and all documents accompanying this submittal. In my professional opinion and judgment based upon application of
(i) the standard of care in 309 CMR 4.02(1), (ii) the applicable provision of 309 CMR 4.02(2) and (3), and (iii) the provision of 309 CMR 4.03(5), to the best of my knowledge, information and belief.

> If Section B indicates that a Downgradient Property Status Submittal is being provided, the response action(s) that is (are) the subject of this submittal (i) has (have) been developed and implemented in accordance with the applicable provisions of M.G.L. c. 21E and 310 CMR 40.0000, (ii) is (are) appropriate and reasonable to accomplish the purposes of such response action9s) as set forth in 310 CMR (40.0183(2)(b), and (iii) complies(y) with the identified provisions of all orders, permits, and approvals identified in this submittal;

> If Section B indicates that either an RAO Statement, Phase I Completion Statement and/or Periodic Review Opinion is being provided, the response action9s) that is (are) the subject of this transmittal (i) has (have) been developed and implemented in accordance with the applicable provisions of M.G. L. c. 21E and 310 CMR 40.0000, (ii) is (are) appropriate and reasonable to accomplish the purposes of such response action(s) as set forth in the applicable provisions of M.G.L. c. 21E and 310 CMR 40.0000, and (iii) complies(y) completely with the identified provisions of all orders, permits, and approvals identified in this submittal.

I am aware that significant penalties may result, including, but not limited to, possible fines and imprisonment, if I submit information which I know to be false, inaccurate or materially incomplete.

/    /    Check here if the Response Action(s) on which this
opinion is based, if any, are (were) subject to any order(s), permit(s) and/or approval(s) issued by DEP or EPA. If the box is checked, you MUST attach a statement identifying the applicable provisions thereof.

LSP Name: DUNCAN W. WOOD LSP# 8765      Stamp:

Telephone:     617-431-0500   Ext.:

FAX (optional):  617-431-7434

Signature:     /S/  DUCAN W. WOOD

Date:          October 2, 1995

I.   PERSON MAKING SUBMITTAL:

Name of Organiation:     WASA MANAGEMENT as agent for 580 Winter
Street Corp.

Name of Contact:  LARS BORGWING    Title:  President

Street:   30 Federal Street, 6th floor

City/Town:  Boston  State:    MA   Zip Code: 02109

Telephone:     617-423-0054        Ext.:          FAX: (optional)
617-423-0940


J. RELATIONSHIP TO SITE OF PERSON MAKING SUBMITTAL: (check one)

/ X /     RP or PRP Specify:   / X /  Owner  /    / Operation
/     / Generator
     /     / Transporter Other RP or PRP:

/    /    Fiduciary, Secured Lender or Municipality with Exempt
Status (as defined by M.G.L. c. 21E, s.2

/    /    Agency or Public Utility on a right of Way (as defined
by M.G.L. c. 21E, s, 5(j))

/    /    Any Other Person Submitting This Form      Specify
Relationship:

K.   CERTIFICATION OF PERSON SUBMITTING DOWNGRADIENT PROPERTY
          STATUS SUBMITTAL:

     NOT APPLICABLE.

L.   CERTIFICATION OF PERSON MAKING SUBMITTAL:

     If you are completing only a Downgradient Property Status
Submittal, you do not need to complete this section of the form.

I, Lars Borgwing, attest under the pains and penalties of perjury
(i) that I have personally examined am familiar with the information contained in this submittal, including any and all documents accompanying this transmittal form, (ii) that, based on my inquiry of those individuals immediately responsible for obtaining the information, the material information contained in this submittal is, to the best of my knowledge and belief, true, accurate and complete, and (iii) that I am fully authorized to make this attestation on behalf of the entity legally responsible for this submittal. I/the person or entity on whose behalf this submittal is made am/is aware that there are significant penalties, including, but not limited to, possible fines and imprisonment, for willfully submitting false, inaccurate or incomplete information.

By:  / S / LARS BORGWING Title: President

For:  WASA MANAGEMENT as agent for 580 Winter Street Corp.
(print name of person or entity recorded in Section I)

Enter address of the person providing certification, if different from address recorded in Section I:

YOU MUST COMPLETE ALL RELEVANT SECTIONS OF THIS FORM OR DEP MAY
RETURN THE DOCUMENT AS INCOMPLETE.  IF YOU SUBMIT AN INCOMPLETE
FORM, YOU MAY BE PENALIZED FOR MISSING A REQUIRED DEADLINE, AND
YOU MAY INCUR ADDITIONAL COMPLIANCE FEES.